Exhibit 99.2

Supplemental Financial Information For the quarter ended September 30, 2014 November 3, 2014

Supplemental Financial Information – Unaudited November 3, 2014

Supplemental Financial Information – Unaudited November 3, 2014

Supplemental Financial Information – Unaudited November 3, 2014

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited November 3, 2014

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of November 3, 2014, has interests in 30 hotels held for investment comprised of 14,303 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt,  Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•	Proactive portfolio management;
•	Intensive asset management;
•	Disciplined external growth; and
•	Continued balance sheet strength.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
Chief Executive Officer
(949) 382-3012

John Arabia
President
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited November 3, 2014

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of November 3, 2014, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

We also present Adjusted FFO Available to Common Stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited November 3, 2014

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO Available to Common Stockholders (as defined below); hotel EBITDA; and hotel EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO Available to Common Stockholders,  hotel EBITDA and hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO. This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO Available to Common Stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We also present Adjusted FFO Available to Common Stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited November 3, 2014

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO Available to Common Stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the non-cash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable tenant lease assets recorded in conjunction with our acquisitions of the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Marriott Wailea, and the unfavorable tenant lease liabilities recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Marriott Wailea. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•	Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.
•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•	Consolidated partnership adjustments: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.
•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO Available to Common Stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments such as lawsuit settlement costs, prior year property tax assessments and/or credits, management company transition costs, and departmental closing costs, including severance, because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited November 3, 2014

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO Available to Common Stockholders, we also exclude the non-cash gains or losses on our derivatives, as well as preferred stock dividends and any original issuance costs associated with the redemption of preferred stock, and any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page 13 of this supplemental package.  Reconciliations of net income to FFO and Adjusted FFO Available to Common Stockholders are set forth on page 14 of this supplemental package.

Our 30 comparable hotels include all hotels held for investment by the Company as of September 30, 2014,  and also include prior ownership results for the Hilton New Orleans St. Charles acquired in May 2013, the Boston Park Plaza acquired in July 2013, the Hyatt Regency San Francisco acquired in December 2013, and the Marriott Wailea acquired in July 2014.

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Supplemental Financial Information – Unaudited November 3, 2014

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited November 3, 2014

Condensed Consolidated Balance Sheets
Q3 2014 – Q3 2013

(In thousands)	September 30, 2014 (1)	June 30, 2014 (2)	March 31, 2014 (3)	December 31, 2013 (4)	September 30, 2013 (5)
Assets
Investment in hotel properties:
Land	$570,011	$450,304	$439,304	$439,304	$323,164
Buildings & improvements	3,216,923	3,013,911	2,986,687	2,977,458	2,835,056
Furniture, fixtures, & equipment	447,712	432,572	422,676	414,192	387,680
Other	236,739	218,300	224,863	207,878	201,676
	4,471,385	4,115,087	4,073,530	4,038,832	3,747,576
Less accumulated depreciation & amortization	(924,857)	(884,192)	(845,751)	(807,450)	(770,527)
	3,546,528	3,230,895	3,227,779	3,231,382	2,977,049

Other assets, net	32,292	47,449	38,871	39,730	40,947

Current assets:
Cash and cash equivalents	135,427	360,702	94,792	104,363	100,225
Restricted cash	93,124	87,975	82,748	89,306	84,139
Other current assets, net	61,959	55,939	52,852	44,017	53,326
Total assets	$3,869,330	$3,782,960	$3,497,042	$3,508,798	$3,255,686

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited November 3, 2014

Condensed Consolidated Balance Sheets
Q3 2014 – Q3 2013 (cont.)

(In thousands)	September 30, 2014 (1)	June 30, 2014 (2)	March 31, 2014 (3)	December 31, 2013 (4)	September 30, 2013 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$159,696	$122,835	$24,008	$23,289	$23,351
Other current liabilities	119,683	107,198	102,320	96,780	100,997
Total current liabilities	279,379	230,033	126,328	120,069	124,348

Notes payable, less current portion	1,226,796	1,269,587	1,374,394	1,380,786	1,387,006
Capital lease obligations, less current portion	15,576	15,576	15,577	15,586	15,594
Other liabilities	34,934	34,106	40,610	39,958	39,901
Total liabilities	1,556,685	1,549,302	1,556,909	1,556,399	1,566,849

Equity
Stockholders' equity:
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,035	1,994	1,814	1,809	1,609

Additional paid in capital	2,397,196	2,335,709	2,071,421	2,068,721	1,796,656
Retained earnings	292,366	260,518	218,642	224,364	219,837
Cumulative dividends	(547,851)	(535,281)	(522,911)	(511,444)	(500,001)
Total stockholders' equity	2,258,746	2,177,940	1,883,966	1,898,450	1,633,101
Non-controlling interest in consolidated joint ventures	53,899	55,718	56,167	53,949	55,736
Total equity	2,312,645	2,233,658	1,940,133	1,952,399	1,688,837
Total liabilities and equity	$3,869,330	$3,782,960	$3,497,042	$3,508,798	$3,255,686

(1)	As presented on Form 10-Q to be filed in November 2014.
(2)	As presented on Form 10-Q filed August 8, 2014.
(3)	As presented on Form 10-Q filed May 7, 2014.
(4)	As presented on Form 10-K filed February 25, 2014.
(5)	As presented on Form 10-Q filed November 12, 2013.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited November 3, 2014

Consolidated Statements of Operations
Q3 & YTD 2014/2013

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2014	2013	2014	2013
Revenues
Room	$223,877	$181,708	$606,944	$482,591
Food and beverage	64,273	53,080	192,917	155,550
Other operating	19,633	15,582	52,257	41,788
Total revenues	307,783	250,370	852,118	679,929
Operating expenses
Room	57,492	46,347	159,829	124,338
Food and beverage	45,649	37,913	133,666	108,067
Other operating	5,475	4,284	15,476	12,413
Advertising and promotion	14,114	12,261	40,740	34,766
Repairs and maintenance	12,053	9,394	33,640	26,043
Utilities	9,511	7,895	25,588	20,207
Franchise costs	10,022	8,770	28,360	24,019
Property tax, ground lease and insurance	22,550	20,435	63,015	58,200
Property general and administrative	32,908	27,067	93,793	75,961
Corporate overhead	7,177	6,586	21,410	20,116
Depreciation and amortization	40,000	35,050	115,588	101,241
Total operating expenses	256,951	216,002	731,105	605,371
Operating income	50,832	34,368	121,013	74,558
Interest and other income	981	727	2,588	2,078
Interest expense	(18,052)	(18,854)	(54,666)	(53,540)
Loss on extinguishment of debt	(531)	—	(531)	(44)
Income before income taxes and discontinued operations	33,230	16,241	68,404	23,052
Income tax benefit (provision)	413	(424)	79	(6,710)
Income from continuing operations	33,643	15,817	68,483	16,342
Income from discontinued operations	—	—	5,199	48,410
Net income	33,643	15,817	73,682	64,752
Income from consolidated joint venture attributable to non-controlling interest	(1,795)	(1,768)	(5,680)	(3,291)
Distributions to non-controlling interest	(8)	(8)	(24)	(24)
Dividends paid on unvested restricted stock compensation	(94)	(101)	(291)	(101)
Preferred stock dividends and redemption charges	(2,300)	(2,300)	(6,900)	(16,713)
Undistributed income allocated to unvested restricted stock compensation	(119)	(30)	(213)	(295)
Income available to common stockholders	$29,327	$11,610	$60,574	$44,328

Basic and diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.14	$0.07	$0.29	$(0.02)
Income from discontinued operations	—	—	0.03	0.30
Basic and diluted income available to common stockholders per common share	$0.14	$0.07	$0.32	$0.28
Basic and diluted weighted average common shares outstanding	202,800	160,856	188,901	157,628
Dividends declared per common share	$0.05	$0.05	$0.15	$0.05

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q3 & YTD 2014/2013

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2014	2013	2014	2013
Net income	$33,643	$15,817	$73,682	$64,752
Operations held for investment:
Depreciation and amortization	40,000	35,050	115,588	101,241
Amortization of lease intangibles	1,028	1,028	3,086	3,084
Interest expense	18,052	18,854	54,666	53,540
Income tax (benefit) provision	(413)	424	(79)	6,710
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,795)	(1,768)	(5,680)	(3,291)
Depreciation and amortization	(844)	(811)	(2,489)	(3,149)
Interest expense	(495)	(590)	(1,630)	(1,759)
Discontinued operations:
Interest expense	—	—	—	99
EBITDA	89,176	68,004	237,144	221,227

Operations held for investment:
Amortization of deferred stock compensation	1,453	1,262	4,769	3,578
Amortization of favorable and unfavorable contracts, net	38	46	130	275
Non-cash straightline lease expense	505	513	1,517	1,548
Capital lease obligation interest - cash ground rent	(351)	(351)	(1,053)	(1,053)
Gain on sale of assets	(27)	—	(82)	(5)
Loss on extinguishment of debt	531	—	531	44
Closing costs - completed acquisitions	376	446	534	1,283
Lawsuit settlement costs	—	—	—	358
Prior year property tax adjustments, net	(35)	—	(3,270)	106
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)	(338)	(338)
Prior year property tax adjustments, net	—	—	696	—
Loss on extinguishment of debt	(133)	—	(133)	—
Discontinued operations:
Gain on sale of assets, net	—	—	(5,199)	(51,620)
Loss on extinguishment of debt	—	—	—	3,115
	2,244	1,803	(1,898)	(42,709)
Adjusted EBITDA	$91,420	$69,807	$235,246	$178,518

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Net Income to FFO and Adjusted FFO Available to Common Stockholders
Q3 & YTD 2014/2013

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2014	2013	2014	2013
Net income	$33,643	$15,817	$73,682	$64,752
Operations held for investment:
Real estate depreciation and amortization	39,600	34,694	114,401	100,197
Amortization of lease intangibles	1,028	1,028	3,086	3,084
Gain on sale of assets	(27)	—	(82)	(5)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,795)	(1,768)	(5,680)	(3,291)
Real estate depreciation and amortization	(844)	(811)	(2,489)	(3,149)
Discontinued operations:
Gain on sale of assets, net	—	—	(5,199)	(51,620)
FFO	71,605	48,960	177,719	109,968

Operations held for investment:
Preferred stock dividends and redemption charges	(2,300)	(2,300)	(6,900)	(16,713)
Amortization of favorable and unfavorable contracts, net	38	46	130	275
Non-cash straightline lease expense	505	513	1,517	1,548
Non-cash interest related to gain on derivatives, net	(161)	(12)	(395)	(429)
Loss on extinguishment of debt	531	—	531	44
Closing costs - completed acquisitions	376	446	534	1,283
Lawsuit settlement costs	—	—	—	358
Prior year property tax adjustments, net	(35)	—	(3,270)	106
Income tax (benefit) provision related to prior years	(762)	424	(762)	6,710
Preferred stock redemption charges	—	—	—	4,770
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)	(338)	(338)
Non-cash interest related to loss on derivative	—	(1)	—	(2)
Prior year property tax adjustments, net	—	—	696	—
Loss on extinguishment of debt	(133)	—	(133)	—
Discontinued operations:
Loss on extinguishment of debt	—	—	—	3,115
	(2,054)	(997)	(8,390)	727
Adjusted FFO available to common stockholders	$69,551	$47,963	$169,329	$110,695
FFO per diluted share	$0.35	$0.30	$0.94	$0.70
Adjusted FFO available to common stockholders per diluted share	$0.34	$0.30	$0.89	$0.70
Basic weighted average shares outstanding	202,800	160,856	188,901	157,628
Shares associated with unvested restricted stock awards	558	517	503	404
Diluted weighted average shares outstanding	203,358	161,373	189,404	158,032

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited November 3, 2014

Pro Forma Consolidated Statements of Operations
Q3 2014 –  Q4 2013, FY 2013

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2013	2013
Revenues
Room	$225,714	$224,471	$181,004	$193,186	$783,301
Food and beverage	64,671	71,446	63,057	64,545	249,626
Other operating	19,883	18,404	16,837	16,870	67,427
Total revenues	310,268	314,321	260,898	274,601	1,100,354

Operating Expenses
Room	57,852	55,955	51,892	52,581	208,505
Food and beverage	45,999	47,232	45,182	45,216	179,059
Other expenses	107,558	105,549	98,368	100,698	402,000
Corporate overhead	7,177	7,674	6,559	6,555	26,671
Depreciation and amortization	40,000	40,103	39,745	40,189	160,440
Total operating expenses	258,586	256,513	241,746	245,239	976,675

Operating Income	51,682	57,808	19,152	29,362	123,679

Interest and other income	981	891	716	743	3,004
Interest expense	(18,052)	(18,331)	(18,283)	(18,699)	(74,721)
Loss on extinguishment of debt	(531)	—	—	—	—
Income before income taxes and discontinued operations	34,080	40,368	1,585	11,406	51,962
Income tax benefit (provision)	413	(110)	(224)	(1,435)	(8,145)
Income from continuing operations	34,493	40,258	1,361	9,971	43,817
Income from discontinued operations	—	5,199	—	—	48,410
Net Income	$34,493	$45,457	$1,361	$9,971	$92,227
Adjusted EBITDA (2)	$92,270	$98,504	$56,361	$70,968	$288,434

(1)

Includes the Company's ownership results and prior ownership results for the 30 hotel portfolio held for investment by the Company as of September 30, 2014. Excludes interest expense and loss on extinguishment of debt on the Senior Notes due to their repayment in January 2013. Includes the reduction of ground lease expense on the Fairmont Newport Beach due to the Company's land acquisition in June 2014 along with the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)

Pro Forma Adjusted EBITDA reconciliation for Q3 2014 can be found on page 16 of this supplemental package.  Q1 2014, Q2 2014 and Full Year 2013 reconciliations can be found in the supplemental package furnished on Form 8-K to the SEC on August 7, 2014.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA
Q3 2014

	Three Months Ended September 30, 2014
		Acquisition:	Issuance:
		Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Wailea (2)	Stock (3)	Forma (4)

Net income	$33,643	$850	$—	$34,493
Operations held for investment:
Depreciation and amortization	40,000	—	—	40,000
Amortization of lease intangibles	1,028	—	—	1,028
Interest expense	18,052	—	—	18,052
Income tax benefit	(413)	—	—	(413)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,795)	—	—	(1,795)
Depreciation and amortization	(844)	—	—	(844)
Interest expense	(495)	—	—	(495)
EBITDA	89,176	850	—	90,026

Operations held for investment:
Amortization of deferred stock compensation	1,453	—	—	1,453
Amortization of favorable and unfavorable contracts, net	38	—	—	38
Non-cash straightline lease expense	505	—	—	505
Capital lease obligation interest - cash ground rent	(351)	—	—	(351)
Gain on sale of assets	(27)	—	—	(27)
Loss on extinguishment of debt	531	—	—	531
Closing costs - completed acquisitions	376	—	—	376
Prior year property tax adjustments, net	(35)	—	—	(35)
Non-controlling interests:
Non-cash straightline lease expense	(113)	—	—	(113)
Loss on extinguishment of debt	(133)	—	—	(133)
	2,244	—	—	2,244

Adjusted EBITDA	$91,420	$850	$—	$92,270

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

, 2014
Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO Available to Common Stockholders
Q3 2014

	Three Months Ended September 30, 2014
		Acquisition:	Issuance:
		Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Wailea (2)	Stock (3)	Forma (4)

Net income	$33,643	$850	$—	$34,493
Operations held for investment:
Real estate depreciation and amortization	39,600	—	—	39,600
Amortization of lease intangibles	1,028	—	—	1,028
Gain on sale of assets	(27)	—	—	(27)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,795)	—	—	(1,795)
Real estate depreciation and amortization	(844)	—	—	(844)
FFO	71,605	850	—	72,455

Operations held for investment:
Preferred stock dividends	(2,300)	—	—	(2,300)
Amortization of favorable and unfavorable contracts, net	38	—	—	38
Non-cash straightline lease expense	505	—	—	505
Non-cash interest related to gain on derivatives, net	(161)	—	—	(161)
Loss on extinguishment of debt	531	—	—	531
Closing costs - completed acquisitions	376	—	—	376
Prior year property tax adjustments, net	(35)	—	—	(35)
Income tax benefit related to prior years	(762)	—	—	(762)
Non-controlling interests:
Non-cash straightline lease expense	(113)	—	—	(113)
Loss on extinguishment of debt	(133)	—	—	(133)
	(2,054)	—	—	(2,054)

Adjusted FFO available to common stockholders	$69,551	$850	$—	$70,401

FFO per diluted share	$0.35			$0.36

Adjusted FFO available to common stockholders per diluted share	$0.34			$0.35

Basic weighted average shares outstanding	202,800		701	203,501
Shares associated with unvested restricted stock awards	558		—	558
Diluted weighted average shares outstanding	203,358		701	204,059

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Pro Forma Net Income to EBITDA, Adjusted EBITDA,

FFO and Adjusted FFO Available to Common Stockholders
Q3 2014 Footnotes

(1)	Actual represents the Company's ownership results for the 30 hotels in which the Company had interests as of September 30, 2014.
(2)	Acquisition: Marriott Wailea represents prior ownership results for the hotel which was acquired by the Company on July 17, 2014.
(3)	Issuance: Common Stock represents the 4,034,970 shares issued directly to the seller of the Marriott Wailea in July 2014.
(4)	Pro Forma represents the Company's ownership results and prior ownership results for the pro forma 30 hotel portfolio, as well as the effects of the common stock issuance in July 2014.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA
Q3 YTD 2014

	Nine Months Ended September 30, 2014
			Acquisition:	Acquisition:	Issuance:
		Discontinued	Fairmont Newport	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Beach Land (3)	Wailea (4)	Stock (5)	Forma (6)

Net income	$73,682	$(5,199)	$279	$7,350	$—	$76,112
Operations held for investment:
Depreciation and amortization	115,588	—	—	4,260	—	119,848
Amortization of lease intangibles	3,086	—	—	—	—	3,086
Interest expense	54,666	—	—	—	—	54,666
Income tax benefit	(79)	—	—	—	—	(79)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(5,680)	—	—	—	—	(5,680)
Depreciation and amortization	(2,489)	—	—	—	—	(2,489)
Interest expense	(1,630)	—	—	—	—	(1,630)
EBITDA	237,144	(5,199)	279	11,610	—	243,834

Operations held for investment:
Amortization of deferred stock compensation	4,769	—	—	—	—	4,769
Amortization of favorable and unfavorable contracts, net	130	—	—	—	—	130
Non-cash straightline lease expense	1,517	—	—	—	—	1,517
Capital lease obligation interest - cash ground rent	(1,053)	—	—	—	—	(1,053)
Gain on sale of assets	(82)	—	—	—	—	(82)
Loss on extinguishment of debt	531	—	—	—	—	531
Closing costs - completed acquisitions	534	—	—	—	—	534
Prior year property tax adjustments, net	(3,270)	—	—	—	—	(3,270)
Non-controlling interests:
Non-cash straightline lease expense	(338)	—	—	—	—	(338)
Prior year property tax adjustments, net	696	—	—	—	—	696
Loss on extinguishment of debt	(133)	—	—	—	—	(133)
Discontinued Operations:
Gain on sale of assets, net	(5,199)	5,199	—	—	—	—
	(1,898)	5,199	—	—	—	3,301

Adjusted EBITDA	$235,246	$—	$279	$11,610	$—	$247,135

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

, 2014
Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO Available to Common Stockholders
Q3 YTD 2014

	Nine Months Ended September 30, 2014
			Acquisition:	Acquisition:	Issuance:
		Discontinued	Fairmont Newport	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Beach Land (3)	Wailea (4)	Stock (5)	Forma (6)

Net income	$73,682	$(5,199)	$279	$7,350	$—	$76,112
Operations held for investment:
Real estate depreciation and amortization	114,401	—	—	4,260	—	118,661
Amortization of lease intangibles	3,086	—	—	—	—	3,086
Gain on sale of assets	(82)	—	—	—	—	(82)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(5,680)	—	—	—	—	(5,680)
Real estate depreciation and amortization	(2,489)	—	—	—	—	(2,489)
Discontinued Operations:
Gain on sale of assets, net	(5,199)	5,199	—	—	—	-
FFO	177,719	—	279	11,610	—	189,608

Operations held for investment:
Preferred stock dividends	(6,900)	—	—	—	—	(6,900)
Amortization of favorable and unfavorable contracts, net	130	—	—	—	—	130
Non-cash straightline lease expense	1,517	—	—	—	—	1,517
Non-cash interest related to gain on derivatives, net	(395)	—	—	—	—	(395)
Loss on extinguishment of debt	531	—	—	—	—	531
Closing costs - completed acquisitions	534	—	—	—	—	534
Prior year property tax adjustments, net	(3,270)	—	—	—	—	(3,270)
Income tax benefit related to prior years	(762)	—	—	—	—	(762)
Non-controlling interests:
Non-cash straightline lease expense	(338)	—	—	—	—	(338)
Prior year property tax adjustments, net	696	—	—	—	—	696
Loss on extinguishment of debt	(133)	—	—	—	—	(133)
	(8,390)	—	—	—	—	(8,390)

Adjusted FFO available to common stockholders	$169,329	$—	$279	$11,610	$—	$181,218

FFO per diluted share	$0.94					$0.93

Adjusted FFO available to common stockholders per diluted share	$0.89					$0.89

Basic weighted average shares outstanding	188,901				14,481	203,382
Shares associated with unvested restricted stock awards	503				—	503
Diluted weighted average shares outstanding	189,404				14,481	203,885

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Pro Forma Net Income to EBITDA, Adjusted EBITDA,

FFO and Adjusted FFO Available to Common Stockholders
Q3 YTD 2014 Footnotes

(1)	Actual represents the Company's ownership results for the 30 hotels in which the Company had interests as of September 30, 2014.
(2)

Discontinued Operations represents the recognition of a net deferred gain on the January 2013 sale of the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility.

(3)

Acquisition: Fairmont Newport Beach Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of approximately seven acres of land underlying the hotel on June 2, 2014.

(4)	Acquisition: Marriott Wailea represents prior ownership results for the hotel which was acquired by the Company on July 17, 2014, adjusted for the Company's pro forma depreciation expense.
(5)

Issuance: Common Stock represents the 99,460 shares issued in connection with the Company's ATM program in March 2014, along with the 18,000,000 shares issued by the Company in connection with a common stock offering in June 2014, and the 4,034,970 shares issued directly to the seller of the Marriott Wailea in July 2014.

(6)

Pro Forma represents the Company's ownership results and prior ownership results for the pro forma 30 hotel portfolio and land acquisition, as well as the effects of the common stock issuances in March 2014, June 2014 and July 2014.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information – Unaudited November 3, 2014

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 22

Supplemental Financial Information – Unaudited November 3, 2014

Earnings Guidance for Q4 and FY 2014

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior year property tax assessments and/or credits, debt repurchases or unannounced financings during 2014.

For the fourth quarter of 2014, the Company expects:

Metric	Quarter Ended December 31, 2014 Guidance
Comparable Hotel RevPAR Growth	+5.5% - 7.0%
Net Income ($ millions)	$16 - $20
Adjusted EBITDA ($ millions)	$73 - $77
Adjusted FFO Available to Common Stockholders ($ millions)	$52 - $56
Adjusted FFO Available to Common Stockholders per Diluted Share	$0.26 - $0.28
Diluted Weighted Average Shares Outstanding	204,000,000

For the full year 2014, the Company expects:

Metric	Prior 2014 FY Guidance (1)	Revised 2014 FY Guidance	Change to Prior 2014 FY Guidance Midpoint
Comparable Hotel RevPAR Growth	+4.5% - 6.5%	+6.5% - 7.0%	+1.25%
Net Income ($ millions)	$73 - $84	$85 - $89	+$9
Adjusted EBITDA ($ millions)	$296 - $307	$309 - $313	+$10
Adjusted FFO Available to Common Stockholders ($ millions)	$211 - $222	$222 - $226	+$8
Adjusted FFO Available to Common Stockholders per Diluted Share	$1.09 - $1.14	$1.15 - $1.17	+$0.04
Diluted Weighted Average Shares Outstanding	193,500,000	193,100,000	(400,000)

(1)	Reflects guidance presented on August 7, 2014.

EARNINGS GUIDANCE	Page 23

Supplemental Financial Information – Unaudited November 3, 2014

Earnings Guidance for Q4 and FY 2014

Fourth quarter and full year 2014 guidance are based in part on the following assumptions:

•	Full year comparable hotel EBITDA margin expansion of approximately 125 to 200 basis points (an increase of 75 basis points over the midpoint of prior guidance).
•	Full year corporate overhead expense (excluding stock amortization and one-time expenses related to acquisition closing costs) of approximately $21 million to $22 million.
•	Full year interest expense of approximately $71 million, including $3 million in amortization of deferred financing fees.
•	Full year preferred dividends of $9.2 million for the Series D cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 24

Supplemental Financial Information – Unaudited November 3, 2014

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Available to Common Stockholders
Q4 and FY 2014

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31, 2014		December 31, 2014
(In thousands, except per share data)	Low	High	Low	High

Net income	$16,100	$20,100	$85,200	$89,200
Depreciation and amortization	40,050	40,050	155,600	155,600
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	17,000	17,000	71,000	71,000
Income tax provision	300	300	200	200
Non-controlling interests	(3,000)	(3,000)	(13,000)	(13,000)
Amortization of deferred stock compensation	1,600	1,600	6,500	6,500
Non-cash straightline lease expense	600	600	2,000	2,000
Capital lease obligation interest - cash ground rent	(350)	(350)	(1,400)	(1,400)
Loss on extinguishment of debt	—	—	500	500
Closing costs - completed acquisitions	—	—	500	500
Prior year property tax adjustments, net	—	—	(2,600)	(2,600)
Adjusted EBITDA	$73,300	$77,300	$308,500	$312,500

Reconciliation of Net Income to Adjusted FFO Available to Common Stockholders

Net income	$16,100	$20,100	$85,200	$89,200
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Real estate depreciation and amortization	39,550	39,550	153,650	153,650
Non-controlling interests	(2,800)	(2,800)	(11,750)	(11,750)
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-cash straightline lease expense	600	600	2,000	2,000
Loss on extinguishment of debt	—	—	500	500
Closing costs - completed acquisitions	—	—	500	500
Prior year property tax adjustments, net	—	—	(2,600)	(2,600)
Income tax benefit related to prior years	—	—	(800)	(800)
Adjusted FFO available to common stockholders	$52,150	$56,150	$221,500	$225,500

Adjusted FFO available to common stockholdersper diluted share	$0.26	$0.28	$1.15	$1.17

Diluted weighted average shares outstanding	204,000	204,000	193,100	193,100

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information – Unaudited November 3, 2014

CAPITALIZATION

CAPITALIZATION	Page 26

Supplemental Financial Information – Unaudited November 3, 2014

Comparative Capitalization
Q3 2014 –  Q3 2013

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(In thousands, except per share data)	2014	2014	2014	2013	2013

Common Share Price & Dividends
At the end of the quarter	$13.82	$14.93	$13.73	$13.40	$12.74
High during quarter ended	$15.17	$15.25	$14.00	$14.06	$13.49
Low during quarter ended	$13.71	$13.22	$12.46	$12.50	$11.87
Common dividends per share	$0.05	$0.05	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding (1)	205,397	205,432	183,349	182,868	182,871
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	205,397	205,432	183,349	182,868	182,871

Capitalization
Market value of common equity	$2,838,583	$3,067,094	$2,517,379	$2,450,431	$2,329,777
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt	1,386,492	1,392,422	1,398,402	1,404,075	1,410,357
Consolidated total capitalization	4,340,075	4,574,516	4,030,781	3,969,506	3,855,134

Non-controlling interest in consolidated debt	(57,248)	(57,435)	(57,650)	(57,863)	(58,072)
Pro rata total capitalization	$4,282,827	$4,517,081	$3,973,131	$3,911,643	$3,797,062

Consolidated debt to total capitalization	31.9%	30.4%	34.7%	35.4%	36.6%
Pro rata debt to pro rata total capitalization	31.0%	29.6%	33.7%	34.4%	35.6%
Consolidated debt and preferred equity to total capitalization	34.6%	33.0%	37.5%	38.3%	39.6%
Pro rata debt and preferred equity to total capitalization	33.7%	32.1%	36.6%	37.4%	38.6%

(1)

Reflects shares outstanding at respective dates. Common shares outstanding at June 30, 2014 includes the effects of the Company's direct issuance of 4,034,970 shares to the seller of the Marriott Wailea in July 2014. Common shares outstanding at September 30, 2013 includes the effects of the Company's issuance of 20,000,000 shares in November 2013.

CAPITALIZATION	Page 27

Supplemental Financial Information – Unaudited November 3, 2014

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2014	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	$21,117	$20,706
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	13,766	13,498
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	24,943	24,457
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	41,206	40,404
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	38,994	38,174
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	89,793	85,227
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	31,394	30,579
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	76,482	72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	69,908	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	2/1/2018	116,944	109,813
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	67,232	62,284
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	87,121	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	124,810	106,855
Total Fixed Rate Debt				979,710	922,316
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/7/2018	177,790	167,738
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	8/8/2019	228,992	213,513
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	—	—
Total Variable Rate Debt				406,782	381,251

TOTAL CONSOLIDATED DEBT				$1,386,492	$1,303,567

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				70.7%
% Floating Rate Debt				29.3%
Average Interest Rate (1)				4.68%
Weighted Average Maturity of Debt				3.5 years

(1)	Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at September 30, 2014, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 28

Supplemental Financial Information – Unaudited November 3, 2014

Consolidated Amortization and Debt Maturity Schedule

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2014 pro rata total capitalization as presented on page 27.

CAPITALIZATION	Page 29

Supplemental Financial Information – Unaudited November 3, 2014

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 30

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level Data

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.32%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,054	7.37%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.64%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	803	5.61%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.46%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.35%	100%	Leasehold	2085	2005
7	Marriott Wailea	Hawaii	Marriott	541	3.78%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.50%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	496	3.47%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.36%	100%	Fee Simple		2002
11	Doubletree Guest Suites Times Square	New York	Hilton	468	3.27%	100%	Leasehold	2127	2011
12	Marriott Quincy	Massachusetts	Marriott	464	3.24%	100%	Fee Simple		2007
13	Hilton Times Square	New York	Hilton	460	3.22%	100%	Leasehold	2091	2006
14	Fairmont Newport Beach	California	Fairmont	444	3.10%	100%	Fee Simple		2005
15	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	2.93%	100%	Leasehold	2097	2012
16	Marriott Boston Long Wharf	Massachusetts	Marriott	412	2.88%	100%	Fee Simple		2007
17	Hyatt Regency Newport Beach	California	Hyatt	407	2.85%	100%	Leasehold	2048	2002
18	Marriott Tysons Corner	Virginia	Marriott	396	2.77%	100%	Fee Simple		2002
19	Marriott Houston	Texas	Marriott	390	2.73%	100%	Fee Simple		2002
20	Renaissance Long Beach	California	Marriott	374	2.61%	100%	Fee Simple		2005
21	Embassy Suites Chicago	Illinois	Hilton	368	2.57%	100%	Fee Simple		2002
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.52%	100%	Fee Simple		2012
23	Renaissance Westchester	New York	Marriott	348	2.43%	100%	Fee Simple		2010
24	Embassy Suites La Jolla	California	Hilton	340	2.38%	100%	Fee Simple		2006
25	Marriott Philadelphia	Pennsylvania	Marriott	289	2.02%	100%	Fee Simple		2002
26	Hilton New Orleans St. Charles	Louisiana	Hilton	250	1.75%	100%	Fee Simple		2013
27	Marriott Portland	Oregon	Marriott	249	1.74%	100%	Fee Simple		2000
28	Sheraton Cerritos	California	Sheraton	203	1.42%	100%	Leasehold	2087	2005
29	Marriott Park City	Utah	Marriott	199	1.39%	100%	Fee Simple		1999
30	Courtyard by Marriott Los Angeles	California	Marriott	187	1.31%	100%	Leasehold	2096	1999

	Total portfolio			14,303	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
(3)

Hotel is subject to a ground lease that expires in 2081.  In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 31

Supplemental Financial Information – Unaudited November 3, 2014

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 32

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level Operating Statistics

Q3 2014/2013

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2014	2013	Variance	2014	2013	Variance	2014	2013	Variance
1	Hilton San Diego Bayfront	$219.05	$210.47	4.1%	88.4%	90.9%	-2.8%	$193.64	$191.32	1.2%
2	Boston Park Plaza	$192.50	$165.37	16.4%	95.2%	96.5%	-1.3%	$183.26	$159.58	14.8%
3	Renaissance Washington DC	$195.72	$186.16	5.1%	79.9%	79.4%	0.6%	$156.38	$147.81	5.8%
4	Hyatt Regency San Francisco	$273.69	$255.48	7.1%	91.7%	92.0%	-0.3%	$250.97	$235.04	6.8%
5	Renaissance Orlando at SeaWorld ®	$118.11	$114.35	3.3%	76.3%	74.8%	2.0%	$90.12	$85.53	5.4%
6	Renaissance Harborplace	$183.64	$171.81	6.9%	80.9%	82.1%	-1.5%	$148.56	$141.06	5.3%
7	Marriott Wailea	$242.68	$262.48	-7.5%	81.5%	76.9%	6.0%	$197.78	$201.85	-2.0%
8	Renaissance Los Angeles Airport	$138.11	$113.49	21.7%	89.5%	92.5%	-3.2%	$123.61	$104.98	17.7%
9	JW Marriott New Orleans	$155.42	$136.80	13.6%	82.4%	79.6%	3.5%	$128.07	$108.89	17.6%
10	Hilton North Houston	$106.61	$98.09	8.7%	86.0%	83.1%	3.5%	$91.68	$81.51	12.5%
11	Doubletree Guest Suites Times Square	$364.32	$365.48	-0.3%	99.0%	98.4%	0.6%	$360.68	$359.63	0.3%
12	Marriott Quincy	$156.44	$144.64	8.2%	86.2%	84.8%	1.7%	$134.85	$122.65	9.9%
13	Hilton Times Square	$316.41	$310.05	2.1%	99.9%	98.7%	1.2%	$316.09	$306.02	3.3%
14	Fairmont Newport Beach	$160.49	$149.19	7.6%	84.9%	80.7%	5.2%	$136.26	$120.40	13.2%
15	Hyatt Chicago Magnificent Mile	$220.96	$190.45	16.0%	84.8%	87.4%	-3.0%	$187.37	$166.45	12.6%
16	Marriott Boston Long Wharf	$345.28	$304.79	13.3%	94.3%	94.4%	-0.1%	$325.60	$287.72	13.2%
17	Hyatt Regency Newport Beach	$178.59	$164.07	8.8%	86.9%	90.1%	-3.6%	$155.19	$147.83	5.0%
18	Marriott Tysons Corner	$140.49	$141.82	-0.9%	81.6%	67.7%	20.5%	$114.64	$96.01	19.4%
19	Marriott Houston	$107.75	$104.03	3.6%	79.1%	76.7%	3.1%	$85.23	$79.79	6.8%
20	Renaissance Long Beach	$149.04	$128.82	15.7%	83.5%	83.4%	0.1%	$124.45	$107.44	15.8%
21	Embassy Suites Chicago	$228.29	$211.17	8.1%	94.1%	95.3%	-1.3%	$214.82	$201.25	6.7%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$203.99	$186.72	9.2%	92.9%	90.5%	2.7%	$189.51	$168.98	12.1%
23	Renaissance Westchester	$148.98	$138.14	7.8%	82.9%	73.9%	12.2%	$123.50	$102.09	21.0%
24	Embassy Suites La Jolla	$186.70	$182.52	2.3%	92.3%	90.5%	2.0%	$172.32	$165.18	4.3%
25	Marriott Philadelphia	$168.68	$158.05	6.7%	73.1%	70.3%	4.0%	$123.31	$111.11	11.0%
26	Hilton New Orleans St. Charles	$141.65	$127.43	11.2%	58.6%	67.2%	-12.8%	$83.01	$85.63	-3.1%
27	Marriott Portland	$210.96	$185.91	13.5%	94.3%	93.9%	0.4%	$198.94	$174.57	14.0%
28	Sheraton Cerritos	$135.22	$120.71	12.0%	89.1%	93.6%	-4.8%	$120.48	$112.98	6.6%
29	Marriott Park City	$118.47	$106.17	11.6%	69.1%	70.7%	-2.3%	$81.86	$75.06	9.1%
30	Courtyard by Marriott Los Angeles	$160.78	$146.87	9.5%	96.5%	98.2%	-1.7%	$155.15	$144.23	7.6%

	Comparable Portfolio (1)	$198.46	$185.60	6.9%	86.4%	85.8%	0.7%	$171.47	$159.24	7.7%
(1)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014. Includes prior ownership results for the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

PROPERTY-LEVEL OPERATING STATISTICS	Page 33

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level Operating Statistics

Q3 YTD 2014/2013

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2014	2013	Variance	2014	2013	Variance	2014	2013	Variance
1	Hilton San Diego Bayfront	$218.45	$208.56	4.7%	88.5%	86.0%	2.9%	$193.33	$179.36	7.8%
2	Boston Park Plaza	$174.97	$161.95	8.0%	87.8%	85.1%	3.2%	$153.62	$137.82	11.5%
3	Renaissance Washington DC	$205.28	$212.07	-3.2%	81.0%	79.6%	1.8%	$166.28	$168.81	-1.5%
4	Hyatt Regency San Francisco (2)	$265.92	$243.30	9.3%	82.2%	87.0%	-5.5%	$218.59	$211.67	3.3%
5	Renaissance Orlando at SeaWorld ®	$144.67	$138.87	4.2%	78.6%	78.6%	0.0%	$113.71	$109.15	4.2%
6	Renaissance Harborplace	$172.02	$164.31	4.7%	75.1%	74.7%	0.5%	$129.19	$122.74	5.3%
7	Marriott Wailea	$258.21	$264.40	-2.3%	84.3%	82.1%	2.7%	$217.67	$217.07	0.3%
8	Renaissance Los Angeles Airport	$130.75	$114.38	14.3%	90.8%	89.2%	1.8%	$118.72	$102.03	16.4%
9	JW Marriott New Orleans	$188.23	$178.71	5.3%	82.3%	81.4%	1.1%	$154.91	$145.47	6.5%
10	Hilton North Houston	$113.81	$101.38	12.3%	85.7%	85.9%	-0.2%	$97.54	$87.09	12.0%
11	Doubletree Guest Suites Times Square	$332.46	$340.87	-2.5%	97.3%	97.5%	-0.2%	$323.48	$332.35	-2.7%
12	Marriott Quincy	$153.23	$147.06	4.2%	78.3%	74.6%	5.0%	$119.98	$109.71	9.4%
13	Hilton Times Square (2)	$299.30	$304.35	-1.7%	99.6%	87.0%	14.5%	$298.10	$264.78	12.6%
14	Fairmont Newport Beach	$153.56	$144.26	6.4%	82.2%	76.7%	7.2%	$126.23	$110.65	14.1%
15	Hyatt Chicago Magnificent Mile (2)	$202.80	$177.72	14.1%	71.5%	67.1%	6.6%	$145.00	$119.25	21.6%
16	Marriott Boston Long Wharf	$299.97	$272.83	9.9%	88.6%	87.4%	1.4%	$265.77	$238.45	11.5%
17	Hyatt Regency Newport Beach (2)	$163.40	$148.44	10.1%	85.4%	75.0%	13.9%	$139.54	$111.33	25.3%
18	Marriott Tysons Corner	$145.78	$156.17	-6.7%	79.5%	66.3%	19.9%	$115.90	$103.54	11.9%
19	Marriott Houston	$116.55	$105.93	10.0%	80.7%	81.0%	-0.4%	$94.06	$85.80	9.6%
20	Renaissance Long Beach (2)	$149.61	$143.33	4.4%	77.4%	80.0%	-3.3%	$115.80	$114.66	1.0%
21	Embassy Suites Chicago	$201.01	$193.15	4.1%	88.0%	87.0%	1.1%	$176.89	$168.04	5.3%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	$181.38	$173.39	4.6%	79.7%	84.9%	-6.1%	$144.56	$147.21	-1.8%
23	Renaissance Westchester (2)	$144.48	$138.31	4.5%	78.0%	62.4%	25.0%	$112.69	$86.31	30.6%
24	Embassy Suites La Jolla	$173.69	$167.91	3.4%	87.7%	86.0%	2.0%	$152.33	$144.40	5.5%
25	Marriott Philadelphia	$166.73	$165.32	0.9%	73.1%	69.4%	5.3%	$121.88	$114.73	6.2%
26	Hilton New Orleans St. Charles	$168.48	$156.47	7.7%	73.4%	77.9%	-5.8%	$123.66	$121.89	1.5%
27	Marriott Portland	$182.37	$165.20	10.4%	87.9%	84.4%	4.1%	$160.30	$139.43	15.0%
28	Sheraton Cerritos	$131.44	$119.38	10.1%	90.6%	92.1%	-1.6%	$119.08	$109.95	8.3%
29	Marriott Park City	$157.93	$149.50	5.6%	66.7%	67.6%	-1.3%	$105.34	$101.06	4.2%
30	Courtyard by Marriott Los Angeles	$154.88	$143.93	7.6%	97.0%	96.4%	0.6%	$150.23	$138.75	8.3%

	Comparable Portfolio (1)	$193.20	$185.00	4.4%	83.7%	81.5%	2.7%	$161.71	$150.78	7.2%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	$193.20	$185.17	4.3%	83.7%	81.5%	2.7%	$161.71	$150.91	7.2%

*Footnotes on page 35

PROPERTY-LEVEL OPERATING STATISTICS	Page 34

, 2014

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level Operating Statistics

Q3 YTD 2014/2013 Footnotes

(1)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014. Includes prior ownership results for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(2)

Operating statistics for the first nine months of 2014 are impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Operating statistics for the first nine months of 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(3)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott's fiscal 2013 calendar for ten of the Company's Marriott-managed hotels.

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information – Unaudited November 3, 2014

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 36

Supplemental Financial Information – Unaudited November 3, 2014

Comparable Portfolio Operating Statistics by Brand
Q3 & YTD 2014/2013

		For the Three Months Ended September 30,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	82.6%	$174.51	$144.15	80.6%	$163.05	$131.42	9.7%
Hilton	8	90.1%	$231.02	$208.15	90.6%	$221.95	$201.09	3.5%
Hyatt (3)	3	88.7%	$237.45	$210.62	90.4%	$216.52	$195.73	7.6%
Other (4)	3	91.8%	$178.13	$163.52	92.0%	$156.18	$143.69	13.8%

Comparable Portfolio (5)	30	86.4%	$198.46	$171.47	85.8%	$185.60	$159.24	7.7%

		For the Nine Months Ended September 30,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	81.0%	$177.03	$143.39	78.5%	$171.30	$134.47	6.6%
Hilton (2)	8	88.6%	$220.46	$195.33	86.9%	$213.23	$185.30	5.4%
Hyatt (3)	3	80.3%	$224.19	$180.02	78.9%	$206.46	$162.90	10.5%
Other (4)	3	86.6%	$164.24	$142.23	83.7%	$152.13	$127.33	11.7%

Comparable Portfolio (5)	30	83.7%	$193.20	$161.71	81.5%	$185.00	$150.78	7.2%

Comparable Portfolio Adjusted for Change in Marriott Calendar (6)	30	83.7%	$193.20	$161.71	81.5%	$185.17	$150.91	7.2%

(1)	Marriott includes prior ownership results for the Marriott Wailea acquired July 17, 2014.
(2)	Hilton includes prior ownership results for the Hilton New Orleans St. Charles acquired May 1, 2013.
(3)	Hyatt includes prior ownership results for the Hyatt Regency San Francisco acquired December 2, 2013.
(4)	Other includes the Fairmont Newport Beach, the Sheraton Cerritos and the Boston Park Plaza. Includes prior ownership results as applicable for the Boston Park Plaza acquired July 2, 2013.
(5)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014. Includes prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(6)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott's fiscal 2013 calendar for ten of the Company's Marriott-managed hotels.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 37

Supplemental Financial Information – Unaudited November 3, 2014

Comparable Portfolio Property-Level Trailing 12 Month EBITDA Contribution by Brand

Fairmont
2.0%
Sheraton
1.0%
Hyatt
8.9%
Marriott
45.6%
Hilton
36.8%
Independent
5.7%
Marriott 21.4%
Renaissance 19.1%
JW Marriott 4.0%
Courtyard 1.1%
Hotels 16
Rooms 7,056
Hilton 22.5%
Doubletree 6.6%
Embassy Suites 5.6%
Hilton Garden Inn 2.1%
Hotels 8
Rooms 3,917

Note: Includes 30 hotel Comparable Portfolio

Note: Includes 30 hotel Comparable Portfolio.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information – Unaudited November 3, 2014

Comparable Portfolio Operating Statistics by Region
Q3 & YTD 2014/2013

		For the Three Months Ended September 30,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	88.9%	$196.28	$174.49	90.0%	$182.15	$163.94	6.4%
Other West (2)	5	82.6%	$162.97	$134.61	80.1%	$159.94	$128.11	5.1%
Midwest	3	90.3%	$217.92	$196.78	90.9%	$196.28	$178.42	10.3%
East	13	85.2%	$205.82	$175.36	83.8%	$192.76	$161.53	8.6%

Comparable Portfolio (4)	30	86.4%	$198.46	$171.47	85.8%	$185.60	$159.24	7.7%

		For the Nine Months Ended September 30,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	86.2%	$189.22	$163.11	84.8%	$177.26	$150.32	8.5%
Other West (2)	5	82.5%	$170.99	$141.07	81.6%	$163.33	$133.28	5.8%
Midwest	3	79.3%	$195.42	$154.97	79.1%	$181.74	$143.76	7.8%
East (3)	13	83.1%	$201.52	$167.46	79.7%	$196.87	$156.91	6.7%

Comparable Portfolio (4)	30	83.7%	$193.20	$161.71	81.5%	$185.00	$150.78	7.2%

Comparable Portfolio Adjusted for Change in Marriott Calendar (5)	30	83.7%	$193.20	$161.71	81.5%	$185.17	$150.91	7.2%

(1)	California includes prior ownership results for the Hyatt Regency San Francisco acquired December 2, 2013.
(2)	Other West includes prior ownership results for the Marriott Wailea acquired July 17, 2014.
(3)	East includes prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, and the Boston Park Plaza acquired July 2, 2013.
(4)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014. Includes prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(5)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott's fiscal 2013 calendar for ten of the Company's Marriott-managed hotels.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 39

Supplemental Financial Information – Unaudited November 3, 2014

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 40

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA
Q3 & YTD 2014/2013

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	(In thousands)	2014	2013		2014	2013
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$13,520	$13,122	3%	$41,109	$34,167	20%
2	Boston Park Plaza	7,369	6,714	10%	15,740	14,502	9%
3	Renaissance Washington DC	4,723	3,512	34%	16,879	17,901	-6%
4	Hyatt Regency San Francisco (3)	6,535	5,063	29%	13,724	12,788	7%
5	Renaissance Orlando at SeaWorld ®	2,925	1,626	80%	15,167	11,500	32%
6	Renaissance Harborplace	3,980	3,707	7%	9,923	8,778	13%
7	Marriott Wailea	4,150	4,637	-11%	14,910	15,632	-5%
8	Renaissance Los Angeles Airport	1,800	1,385	30%	5,302	3,856	38%
9	JW Marriott New Orleans	2,220	1,558	42%	10,079	9,090	11%
10	Hilton North Houston	1,116	668	67%	4,603	3,095	49%
11	Doubletree Guest Suites Times Square (1)	6,526	6,583	-1%	14,891	15,582	-4%
12	Marriott Quincy (4)	2,666	2,310	15%	6,477	6,122	6%
13	Hilton Times Square (4)	4,323	4,185	3%	11,340	9,055	25%
14	Fairmont Newport Beach (3)	2,523	1,727	46%	6,158	4,290	44%
15	Hyatt Chicago Magnificent Mile (4)	2,927	2,255	30%	4,483	1,080	315%
16	Marriott Boston Long Wharf	7,320	6,415	14%	16,198	14,348	13%
17	Hyatt Regency Newport Beach (3) (4)	2,601	2,228	17%	6,411	3,455	86%
18	Marriott Tysons Corner	1,702	1,276	33%	5,257	4,514	16%
19	Marriott Houston	966	687	41%	3,412	2,600	31%
20	Renaissance Long Beach (3)	1,679	1,327	27%	4,246	4,745	-11%
21	Embassy Suites Chicago (3) (4)	3,751	3,614	4%	8,373	7,655	9%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3) (4)	3,191	2,581	24%	5,878	5,886	0%
23	Renaissance Westchester (4)	1,061	276	284%	2,436	(120)	2130%
24	Embassy Suites La Jolla	2,828	2,753	3%	7,081	6,880	3%
25	Marriott Philadelphia	1,395	1,091	28%	3,696	3,596	3%
26	Hilton New Orleans St. Charles	463	636	-27%	3,718	3,399	9%
27	Marriott Portland	2,686	2,344	15%	6,023	4,989	21%
28	Sheraton Cerritos	895	691	30%	2,735	2,449	12%
29	Marriott Park City	334	252	33%	2,024	1,967	3%
30	Courtyard by Marriott Los Angeles (3)	1,132	1,107	2%	3,159	2,879	10%

	Comparable Portfolio (5)	$99,307	$86,330	15%	$271,432	$236,680	15%

*Footnotes on page 42

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 41

, 2014
Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA
Q3 & YTD 2014/2013 Footnotes

(1)	Reflects 100% ownership.
(2)	Reconciliations to Net Income (Loss) provided on pages 45, 46, 48 and 49.
(3)

Hotel EBITDA for the third quarter of 2014 is impacted by $35,000 in property tax credits received at the Fairmont Newport Beach. Hotel EBITDA for the first nine months of 2014 is impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first nine months of 2014 is also impacted by a total of $3.3 million in property tax credits (assessments) net of appeal fees as applicable received at the following hotels: the Courtyard by Marriott Los Angeles $(7,000); the Embassy Suites Chicago $174,000; the Fairmont Newport Beach $118,000; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; the Hilton San Diego Bayfront $2.8 million; and the Hyatt Regency Newport Beach $3,000.

(4)

Hotel EBITDA for the first nine months of 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the first nine months of 2013 is also impacted by a total of $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

(5)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014. Includes the Company's ownership results and  prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014. Prior ownership for the Boston Park Plaza during 2013 includes management fees reported at the prior owner's expense of 4.0% of total revenues. Based on the Company's current contract with the hotel's third-party manager which assesses management fees at 2.5%, the hotel's EBITDA would have been $15.0 million for the nine months ended September 30, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 42

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA Margins
Q3 & YTD 2014/2013

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2014 Hotel EBITDA	2013 Hotel EBITDA	Change in	2014 Hotel EBITDA	2013 Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (2)	38.5%	38.8%	(30) bps	40.9%	36.5%	440 bps
2	Boston Park Plaza	34.4%	33.7%	70 bps	28.1%	27.4%	70 bps
3	Renaissance Washington DC	26.2%	21.5%	470 bps	29.1%	30.3%	(120) bps
4	Hyatt Regency San Francisco (2)	26.5%	22.4%	410 bps	21.1%	19.9%	120 bps
5	Renaissance Orlando at SeaWorld ®	22.0%	14.2%	780 bps	31.5%	27.0%	450 bps
6	Renaissance Harborplace	33.3%	32.0%	130 bps	29.8%	27.8%	200 bps
7	Marriott Wailea	30.2%	34.0%	(380) bps	33.4%	36.0%	(260) bps
8	Renaissance Los Angeles Airport	24.1%	21.6%	250 bps	24.2%	20.4%	380 bps
9	JW Marriott New Orleans	28.5%	23.1%	540 bps	36.5%	35.1%	140 bps
10	Hilton North Houston	19.8%	13.2%	660 bps	24.1%	18.5%	560 bps
11	Doubletree Guest Suites Times Square (1)	35.2%	36.3%	(110) bps	30.4%	31.7%	(130) bps
12	Marriott Quincy (3)	33.5%	30.2%	330 bps	29.4%	29.4%	— bps
13	Hilton Times Square (3)	29.9%	30.1%	(20) bps	27.7%	24.9%	280 bps
14	Fairmont Newport Beach (2)	29.2%	23.4%	580 bps	26.3%	20.8%	550 bps
15	Hyatt Chicago Magnificent Mile (3)	30.6%	26.6%	400 bps	19.7%	6.1%	1,360 bps
16	Marriott Boston Long Wharf	44.8%	43.2%	160 bps	39.3%	37.6%	170 bps
17	Hyatt Regency Newport Beach (2) (3)	26.0%	23.7%	230 bps	23.4%	15.7%	770 bps
18	Marriott Tysons Corner	31.6%	28.1%	350 bps	32.4%	30.5%	190 bps
19	Marriott Houston	23.3%	19.0%	430 bps	25.4%	22.1%	330 bps
20	Renaissance Long Beach (2)	27.7%	24.6%	310 bps	25.1%	27.9%	(280) bps
21	Embassy Suites Chicago (2) (3)	44.8%	45.2%	(40) bps	40.1%	38.5%	160 bps
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2) (3)	46.4%	42.4%	400 bps	37.5%	37.1%	40 bps
23	Renaissance Westchester (3)	17.7%	6.1%	1,160 bps	15.0%	-1.0%	1,600 bps
24	Embassy Suites La Jolla	45.8%	46.3%	(50) bps	43.0%	43.7%	(70) bps
25	Marriott Philadelphia	31.0%	25.6%	540 bps	26.8%	26.1%	70 bps
26	Hilton New Orleans St. Charles	20.8%	27.3%	(650) bps	38.3%	36.5%	180 bps
27	Marriott Portland	51.0%	49.4%	160 bps	46.6%	44.0%	260 bps
28	Sheraton Cerritos	26.6%	23.1%	350 bps	27.7%	26.2%	150 bps
29	Marriott Park City	15.3%	12.8%	250 bps	25.8%	25.9%	(10) bps
30	Courtyard by Marriott Los Angeles (2)	35.8%	38.1%	(230) bps	34.9%	34.5%	40 bps

	Comparable Portfolio (4)	32.2%	30.3%	190 bps	30.8%	28.8%	200 bps

	Adjusted Comparable Portfolio (5)	32.2%	30.3%	190 bps	30.5%	28.8%	170 bps

*Footnotes on page 44

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 43

, 2014
Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA Margins
Q3 & YTD 2014/2013 Footnotes

(1)	Reflects 100% ownership.
(2)

Hotel EBITDA for the third quarter of 2014 is impacted by $35,000 in property tax credits received at the Fairmont Newport Beach. Hotel EBITDA for the first nine months of 2014 is impacted by major room and public space renovations during the first half of the year at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first nine months of 2014 is also impacted by a total of $3.3 million in property tax credits (assessments) net of appeal fees as applicable received at the following hotels: the Courtyard by Marriott Los Angeles $(7,000); the Embassy Suites Chicago $174,000; the Fairmont Newport Beach $118,000; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; the Hilton San Diego Bayfront $2.8 million; and the Hyatt Regency Newport Beach $3,000.

(3)

Hotel EBITDA for the first nine months of 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the first nine months of 2013 is also impacted by a total of $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

(4)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014. Includes the Company's ownership results and prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014. During the nine months ended September 30, 2013, prior ownership for the Boston Park Plaza includes management fees reported at the prior owner's expense of 4.0% of total revenues. Based on the Company's current contract with the hotel's third-party manager which assesses management fees at 2.5%, the hotel's EBITDA margin would have been 28.3% for the nine months ended September 30, 2013.

(5)

Adjusted Comparable Portfolio represents the 30 hotel Comparable Portfolio adjusted to exclude the non-current year property tax related items noted in Footnotes 2 and 3 above. Excluding these non-current year property tax items, Comparable Portfolio EBITDA margins would have been 32.2% and 30.3% for the three months ended September 30, 2014 and 2013, respectively, and 30.5% and 28.8% for the nine months ended September 30, 2014 and 2013, respectively.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 44

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA Reconciliation Q3 2014

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$35,111	$7,712	$450	$3,377	$1,981	$13,520	38.5%
2	Boston Park Plaza	21,394	3,140	—	2,898	1,331	7,369	34.4%
3	Renaissance Washington DC	18,038	426	—	2,414	1,883	4,723	26.2%
4	Hyatt Regency San Francisco	24,660	3,597	—	2,938	—	6,535	26.5%
5	Renaissance Orlando at SeaWorld ®	13,305	(397)	—	2,236	1,086	2,925	22.0%
6	Renaissance Harborplace	11,949	1,055	—	1,723	1,202	3,980	33.3%
7	Marriott Wailea	13,748	2,020	—	2,130	—	4,150	30.2%
8	Renaissance Los Angeles Airport	7,461	1,085	—	715	—	1,800	24.1%
9	JW Marriott New Orleans	7,803	480	1	1,341	398	2,220	28.5%
10	Hilton North Houston	5,643	(271)	—	922	465	1,116	19.8%
11	Doubletree Guest Suites Times Square (1)	18,529	2,259	994	1,558	1,715	6,526	35.2%
12	Marriott Quincy	7,967	1,543	—	1,123	—	2,666	33.5%
13	Hilton Times Square	14,441	460	88	2,533	1,242	4,323	29.9%
14	Fairmont Newport Beach (3)	8,639	1,396	—	1,127	—	2,523	29.2%
15	Hyatt Chicago Magnificent Mile	9,554	1,513	—	1,414	—	2,927	30.6%
16	Marriott Boston Long Wharf	16,345	2,685	—	2,121	2,514	7,320	44.8%
17	Hyatt Regency Newport Beach	10,019	1,756	—	845	—	2,601	26.0%
18	Marriott Tysons Corner	5,391	304	—	829	569	1,702	31.6%
19	Marriott Houston	4,154	111	—	562	293	966	23.3%
20	Renaissance Long Beach	6,061	897	—	782	—	1,679	27.7%
21	Embassy Suites Chicago	8,381	1,814	—	931	1,006	3,751	44.8%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,875	2,470	—	721	—	3,191	46.4%
23	Renaissance Westchester	6,004	277	—	784	—	1,061	17.7%
24	Embassy Suites La Jolla	6,175	855	—	859	1,114	2,828	45.8%
25	Marriott Philadelphia	4,501	576	—	474	345	1,395	31.0%
26	Hilton New Orleans St. Charles	2,230	89	—	374	—	463	20.8%
27	Marriott Portland	5,270	2,271	—	415	—	2,686	51.0%
28	Sheraton Cerritos	3,369	473	—	422	—	895	26.6%
29	Marriott Park City	2,183	(299)	—	441	192	334	15.3%
30	Courtyard by Marriott Los Angeles	3,164	826	—	306	—	1,132	35.8%

	Comparable Portfolio (4)	308,364	41,123	1,533	39,315	17,336	99,307	32.2%

	Less: Prior Ownership (5)
	Marriott Wailea	2,485	850	—	—	—	850	34.2%

	Actual Portfolio (6)	$305,879	$40,273	$1,533	$39,315	$17,336	$98,457	32.2%

*Footnotes on page 47

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 45

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA Reconciliation Q3 2013

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$33,846	$7,068	$450	$3,244	$2,360	$13,122	38.8%
2	Boston Park Plaza	19,938	2,543	—	2,833	1,338	6,714	33.7%
3	Renaissance Washington DC	16,353	(825)	—	2,422	1,915	3,512	21.5%
4	Hyatt Regency San Francisco	22,627	2,327	—	2,736	—	5,063	22.4%
5	Renaissance Orlando at SeaWorld ®	11,444	(1,267)	—	1,776	1,117	1,626	14.2%
6	Renaissance Harborplace	11,591	704	—	1,756	1,247	3,707	32.0%
7	Marriott Wailea	13,644	2,507	—	2,130	—	4,637	34.0%
8	Renaissance Los Angeles Airport	6,414	620	—	765	—	1,385	21.6%
9	JW Marriott New Orleans	6,757	(293)	1	1,347	503	1,558	23.1%
10	Hilton North Houston	5,079	(756)	—	952	472	668	13.2%
11	Doubletree Guest Suites Times Square (1)	18,125	1,727	998	2,031	1,827	6,583	36.3%
12	Marriott Quincy	7,659	1,170	—	1,140	—	2,310	30.2%
13	Hilton Times Square	13,888	313	92	2,535	1,245	4,185	30.1%
14	Fairmont Newport Beach	7,375	521	—	1,206	—	1,727	23.4%
15	Hyatt Chicago Magnificent Mile	8,480	690	—	1,565	—	2,255	26.6%
16	Marriott Boston Long Wharf	14,866	1,808	—	2,093	2,514	6,415	43.2%
17	Hyatt Regency Newport Beach	9,413	1,363	—	865	—	2,228	23.7%
18	Marriott Tysons Corner	4,547	(120)	—	808	588	1,276	28.1%
19	Marriott Houston	3,613	(191)	—	576	302	687	19.0%
20	Renaissance Long Beach	5,401	740	—	587	—	1,327	24.6%
21	Embassy Suites Chicago	8,003	1,659	—	927	1,028	3,614	45.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,088	1,424	—	1,157	—	2,581	42.4%
23	Renaissance Westchester	4,561	(429)	—	705	—	276	6.1%
24	Embassy Suites La Jolla	5,949	736	—	888	1,129	2,753	46.3%
25	Marriott Philadelphia	4,268	261	—	473	357	1,091	25.6%
26	Hilton New Orleans St. Charles	2,331	94	—	542	—	636	27.3%
27	Marriott Portland	4,741	1,920	—	424	—	2,344	49.4%
28	Sheraton Cerritos	2,992	286	—	405	—	691	23.1%
29	Marriott Park City	1,963	(308)	—	362	198	252	12.8%
30	Courtyard by Marriott Los Angeles	2,902	799	—	308	—	1,107	38.1%

	Comparable Portfolio (4)	284,858	27,091	1,541	39,558	18,140	86,330	30.3%

	Less: Prior Ownership (5)
	Hyatt Regency San Francisco	22,627	2,327	—	2,736	—	5,063	22.4%
	Marriott Wailea	13,644	2,507	—	2,130	—	4,637	34.0%

	Actual Portfolio (6)	$248,587	$22,257	$1,541	$34,692	$18,140	$76,630	30.8%
*Footnotes on page 47

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 46

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA Reconciliation
Q3 2014/2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for both the three months ended September 30, 2014 and 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)	Hotel EBITDA for the third quarter of 2014 is impacted by $35,000 in property tax credits received at the Fairmont Newport Beach.
(4)

Comparable Portfolio for the three months ended September 30, 2014 and 2013 includes all 30 hotels held for investment by the Company as of September 30, 2014. Includes the Company's ownership results, prior ownership results and the Company's pro forma depreciation expense as applicable for the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(5)

Prior Ownership for the three months ended September 30, 2014 includes prior ownership results for the Marriott Wailea acquired July 17, 2014. Prior Ownership for the three months ended September 30, 2013 includes prior ownership results and the Company's pro forma depreciation expense for the the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea.

(6)

Actual Portfolio for the three months ended September 30, 2014 includes the Company’s ownership results for all 30 hotels held for investment by the Company as of September 30, 2014. Actual Portfolio for the three months ended September 30, 2013 includes the Company's ownership results for all 28 hotels held for investment by the Company as of September 30, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 47

, 2014
Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA Reconciliation Q3 YTD 2014

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$100,624	$23,279	$1,351	$9,956	$6,523	$41,109	40.9%
2	Boston Park Plaza	55,943	3,144	—	8,628	3,968	15,740	28.1%
3	Renaissance Washington DC	57,928	3,971	—	7,234	5,674	16,879	29.1%
4	Hyatt Regency San Francisco (3)	65,193	5,200	—	8,524	—	13,724	21.1%
5	Renaissance Orlando at SeaWorld ®	48,142	5,277	—	6,643	3,247	15,167	31.5%
6	Renaissance Harborplace	33,270	1,189	—	5,133	3,601	9,923	29.8%
7	Marriott Wailea	44,632	8,520	—	6,390	—	14,910	33.4%
8	Renaissance Los Angeles Airport	21,927	3,154	—	2,148	—	5,302	24.2%
9	JW Marriott New Orleans	27,576	4,787	(2)	4,036	1,258	10,079	36.5%
10	Hilton North Houston	19,136	450	—	2,768	1,385	4,603	24.1%
11	Doubletree Guest Suites Times Square (1)	48,904	2,332	2,985	4,413	5,161	14,891	30.4%
12	Marriott Quincy	22,008	3,077	—	3,400	—	6,477	29.4%
13	Hilton Times Square	40,920	(237)	269	7,616	3,692	11,340	27.7%
14	Fairmont Newport Beach (3)	23,400	2,745	—	3,413	—	6,158	26.3%
15	Hyatt Chicago Magnificent Mile	22,812	(79)	—	4,562	—	4,483	19.7%
16	Marriott Boston Long Wharf	41,203	2,405	—	6,334	7,459	16,198	39.3%
17	Hyatt Regency Newport Beach (3)	27,436	3,852	—	2,559	—	6,411	23.4%
18	Marriott Tysons Corner	16,241	1,081	—	2,471	1,705	5,257	32.4%
19	Marriott Houston	13,412	848	—	1,689	875	3,412	25.4%
20	Renaissance Long Beach (3)	16,903	1,982	—	2,264	—	4,246	25.1%
21	Embassy Suites Chicago (3)	20,860	2,576	—	2,796	3,001	8,373	40.1%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	15,686	2,950	—	2,928	—	5,878	37.5%
23	Renaissance Westchester	16,276	117	—	2,319	—	2,436	15.0%
24	Embassy Suites La Jolla	16,466	1,087	—	2,640	3,354	7,081	43.0%
25	Marriott Philadelphia	13,810	1,222	—	1,422	1,052	3,696	26.8%
26	Hilton New Orleans St. Charles	9,704	2,364	—	1,354	—	3,718	38.3%
27	Marriott Portland	12,916	4,779	—	1,244	—	6,023	46.6%
28	Sheraton Cerritos	9,885	1,480	—	1,255	—	2,735	27.7%
29	Marriott Park City	7,836	127	—	1,323	574	2,024	25.8%
30	Courtyard by Marriott Los Angeles (3)	9,061	2,243	—	916	—	3,159	34.9%

	Comparable Portfolio (4)	880,110	95,922	4,603	118,378	52,529	271,432	30.8%

	Less: Prior Ownership (5)
	Marriott Wailea	33,369	7,350	—	4,260	—	11,610	34.8%

	Actual Portfolio (6)	$846,741	$88,572	$4,603	$114,118	$52,529	$259,822	30.7%

*Footnotes on page 50

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 48

Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA Reconciliation Q3 YTD 2013

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$93,528	$13,186	$1,350	$12,595	$7,036	$34,167	36.5%
2	Boston Park Plaza	52,915	3,986	—	6,531	3,985	14,502	27.4%
3	Renaissance Washington DC	59,125	4,747	—	7,386	5,768	17,901	30.3%
4	Hyatt Regency San Francisco	64,385	4,580	—	8,208	—	12,788	19.9%
5	Renaissance Orlando at SeaWorld ®	42,656	2,710	—	5,454	3,336	11,500	27.0%
6	Renaissance Harborplace	31,597	(286)	—	5,332	3,732	8,778	27.8%
7	Marriott Wailea	43,437	9,242	—	6,390	—	15,632	36.0%
8	Renaissance Los Angeles Airport	18,909	1,589	—	2,267	—	3,856	20.4%
9	JW Marriott New Orleans	25,909	3,543	3	4,281	1,263	9,090	35.1%
10	Hilton North Houston	16,772	(1,152)	—	2,790	1,457	3,095	18.5%
11	Doubletree Guest Suites Times Square (1)	49,189	931	2,995	6,342	5,314	15,582	31.7%
12	Marriott Quincy (3)	20,832	2,702	—	3,420	—	6,122	29.4%
13	Hilton Times Square (3)	36,329	(2,252)	284	7,312	3,711	9,055	24.9%
14	Fairmont Newport Beach	20,578	566	—	3,724	—	4,290	20.8%
15	Hyatt Chicago Magnificent Mile (3)	17,789	(3,536)	—	4,616	—	1,080	6.1%
16	Marriott Boston Long Wharf	38,173	603	—	6,286	7,459	14,348	37.6%
17	Hyatt Regency Newport Beach (3)	21,956	1,194	—	2,261	—	3,455	15.7%
18	Marriott Tysons Corner	14,777	210	—	2,546	1,758	4,514	30.5%
19	Marriott Houston	11,739	(16)	—	1,714	902	2,600	22.1%
20	Renaissance Long Beach	17,032	2,955	—	1,790	—	4,745	27.9%
21	Embassy Suites Chicago (3)	19,866	1,893	—	2,696	3,066	7,655	38.5%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	15,860	2,423	—	3,463	—	5,886	37.1%
23	Renaissance Westchester (3)	12,002	(1,804)	—	1,684	—	(120)	-1.0%
24	Embassy Suites La Jolla	15,759	800	—	2,683	3,397	6,880	43.7%
25	Marriott Philadelphia	13,755	1,121	—	1,407	1,068	3,596	26.1%
26	Hilton New Orleans St. Charles	9,303	1,787	—	1,612	—	3,399	36.5%
27	Marriott Portland	11,330	3,824	—	1,165	—	4,989	44.0%
28	Sheraton Cerritos	9,362	1,217	—	1,232	—	2,449	26.2%
29	Marriott Park City	7,590	282	—	1,093	592	1,967	25.9%
30	Courtyard by Marriott Los Angeles	8,340	1,954	—	925	—	2,879	34.5%

	Comparable Portfolio (4)	820,794	58,999	4,632	119,205	53,844	236,680	28.8%

	Less: Prior Ownership (5)
	Hilton New Orleans St. Charles	5,025	1,348	—	714	—	2,062	41.0%
	Boston Park Plaza	32,977	1,443	—	3,698	2,647	7,788	23.6%
	Hyatt Regency San Francisco	64,385	4,580	—	8,208	—	12,788	19.9%
	Marriott Wailea	43,437	9,242	—	6,390	—	15,632	36.0%

	Actual Portfolio (6)	$674,970	$42,386	$4,632	$100,195	$51,197	$198,410	29.4%

*Footnotes on page 50

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 49

, 2014
Supplemental Financial Information – Unaudited November 3, 2014

Property-Level EBITDA Reconciliation
Q3 YTD 2014/2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for both the nine months ended September 30, 2014 and 2013 include: a total of $3.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first nine months of 2014 is impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first nine months of 2014 is also impacted by a total of $3.3 million in property tax credits (assessments) net of appeal fees as applicable received at the following hotels: the Courtyard by Marriott Los Angeles $(7,000); the Embassy Suites Chicago $174,000; the Fairmont Newport Beach $118,000; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; the Hilton San Diego Bayfront $2.8 million; and the Hyatt Regency Newport Beach $3,000. Hotel EBITDA for the first nine months of 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the first nine months of 2013 is also impacted by a total of $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

(4)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014. Includes the Company's ownership results, prior ownership results and the Company's pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(5)

Prior Ownership for the nine months ended September 30, 2014 includes prior ownership results and the Company's pro forma depreciation expense for the Marriott Wailea acquired July 17, 2014. Prior Ownership for the nine months ended September 30, 2013 includes prior ownership results and the Company's pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea.

(6)

Actual Portfolio for the nine months ended September 30, 2014 includes the Company's ownership results for all 30 hotels held for investment by the Company as of September 30, 2014. Actual Portfolio for the nine months ended September 30, 2013 includes the Company's ownership results for all 28 hotels held for investment by the Company as of September 30, 2013.

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